EXHIBIT 24
                              INDIANA ENERGY, INC.
                            LIMITED POWER OF ATTORNEY
                    (To Sign and File Registration Statement)

         The undersigned director and/or officer of INDIANA ENERGY, INC., an Indiana corporation (the "Company"), which intends to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements for the registration of Common Stock of the Company in connection with the Indiana Energy, Inc. Automatic Dividend Reinvestment and Stock Purchase Plan, does hereby appoint each of Lawrence A. Ferger and Niel C. Ellerbrook as such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign said Registration Statement or Statements and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney this 27th day of January, 1999.


/s/ Paul T. Baker                                      /s/ Niel C. Ellerbrook
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Paul T. Baker                                          Niel C. Ellerbrook


/s/ Lawrence A. Ferger                                 /s/ Otto N. Frenzel III
-------------------------                              -------------------------
Lawrence A. Ferger                                     Otto N. Frenzel III


/s/ Anton H. George                                    /s/ Don E. Marsh
-------------------------                              -------------------------
Anton H. George                                        Don E. Marsh


/s/ William G. Mays                                    /s/ J. Timothy McGinley
-------------------------                              -------------------------
William G. Mays                                        J. Timothy McGinley


/s/ Richard P. Rechter                                 /s/ James C. Shook
-------------------------                              -------------------------
Richard P. Rechter                                     James C. Shook


/s/ Jean L. Wojtowicz                                  /s/ John E. Worthen
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Jean L. Wojtowicz                                      John E. Worthen